Subsequent Events:	6 Months Ended
Jun. 30, 2016
Subsequent Events
Subsequent Events:
12. Subsequent Events:

(a) Second quarter of 2016 common and subordinated units distribution: On July 1, 2016, the Partnership's Board of Directors approved a quarterly cash distribution, for the second quarter of 2016 of $0.4225 per common and subordinated unit, or $15.0 million which, on July 19, 2016, was paid to all unitholders of record as of July 12, 2016.

(b) Quarterly Series A Preferred Units distribution: On July 22, 2016, the Partnership's Board of Directors further declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period from May 12, 2016 to August 11, 2016. The cash distribution will be paid on or about August 12, 2016 to all Series A preferred unitholders of record as of August 5, 2016.